UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOUNTAIN & CO. I ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5, 2024

MOUNTAIN & CO. I ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807	19807
(Address of Principal Executive Offices)	(Zip Code)

+1 302 273 0765
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrant, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

Mountain & Co. I Acquisition Corp. (the “Company”) encourages shareholders to vote in favor of the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles Extension”) to extend the date by which the Company must complete a business combination from March 9, 2024 to November 9, 2024 (the “Extension”). As disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024, a meeting of the Company’s shareholders (“Shareholder Meeting”) to approve the Articles Extension is scheduled to be held on March 8, 2024 at 10:00 a.m., Eastern Time. The Extension will provide the Company with additional time to complete its business combination.

Trust Account Payments in Connection with Proposed Extension of Completion Period

On March 5, 2024, the Company announced that a third-party investor has agreed to advance to the Company, if the Articles Extension is approved, (i) $160,000, to be deposited in the Company’s trust account (the “Trust Account”) on or about March 9, 2024, and (ii) $160,000 for each subsequent calendar month, or portion thereof, that the Company requires to complete a business combination until the end of the Extension, to be deposited in the Trust Account on or before the 9th day of each calendar month. For example, if we complete a business combination on August 9, 2024, which would represent five calendar months, such investor or its designee would have made aggregate advances to the Trust Account of $800,000 in the aggregate.

The advances are conditioned upon the implementation of the Extension and will not occur if the Articles Extension is not approved or the Extension is not implemented.

In connection with the Extension, if implemented, the Company expects to issue to the third-party investor a convertible promissory note (a “Convertible Note”) evidencing the outstanding balance under the investor’s loan. The investor is expected to waive any and all rights to the monies held in the Trust Account with respect to such loan.

The principal balance of the Convertible Note will be repayable by the Company on the earlier of (such date, the “Maturity Date”), (i) the date on which the Company consummates its initial business combination, and (ii) the date of the liquidation of the Company; provided, however, that if an initial business combination is not consummated, the Convertible Note will not be repaid and all amounts owed thereunder will be forgiven except to the extent that the Company has funds available to it outside of its Trust Account.

The investor will have the right, at its option, to convert any unpaid principal balance and accrued interest under the Convertible Note, subject to and following the Maturity Date, on terms substantially similar to those of the financing transaction that closed in February 2024, described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on February 26, 2024. The conversion shares will be entitled to the registration rights set forth in that certain Registration Rights Agreement, entered into by the Company and the parties thereto, in connection with the Company’s initial public offering and attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 16, 2021.

Conversion of Class B Shares Into Class A Shares

On March 5, 2024, Mountain & Co. I Sponsor LLC, the Company’s sponsor (the “Sponsor”) and Prof. Dr. Utz Claassen, Chief Operating Officer and Director of the Company, instructed Continental Stock Transfer & Trust Company, the Company’s transfer agent, to convert an aggregate of 5,475,000 Class B ordinary shares of the Company into Class A ordinary shares of the Company on a one-for-one basis, pursuant to the Company’s Amended and Restated Memorandum and Articles of Association. In connection with the conversion, the Sponsor and Mr. Claassen waived any right to receive funds from the Trust Account with respect to the Class A ordinary shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions that were applicable to the Class B ordinary shares under the terms of that certain letter agreement, dated November 4, 2021, among the Company and its officers, directors and the Sponsor.

If shareholders have any questions, please call the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free); if you are a bank or broker, please call (203) 658-9400 (collect).

Forward Looking Statements

This document includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to obtain approval for the Articles Extension, redemption amounts, our ability to complete our initial business combination, and other risks and uncertainties indicated from time to time in filings with the SEC, including “Risk Factors” in the Extension Proxy Statement (as defined below) and in other reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

THE COMPANY urges shareholders to read the definitive proxy statement filed with the SEC on February 23, 2024 (the “Extension Proxy Statement”), as well as other documents filed by THE COMPANY with the SEC, because these documents will contain important information about THE COMPANY AND the Extension. Shareholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807, Attn: Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company shareholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN & CO. I ACQUISITION CORP.

Date: March 5, 2024	By:	/s/ Alexander Hornung
		Name:	Alexander Hornung
		Title:	Chief Financial Officer